UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Shareholders

High Yield Fund	November 30, 2015

The views and opinions in this report were current as of November 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. high yield bonds posted losses for the six months ended November 30, 2015, and underperformed most other fixed income sectors. The most significant detractor for our market has been plunging oil and commodity prices and their negative impact on the energy and mining segments—energy is the largest industry within the high yield market. While the U.S. economy showed signs of strengthening, quantitative easing in the eurozone indicates that the region is at an earlier stage of recovery, helping to benefit the performance of European high yield bonds.

PORTFOLIO PERFORMANCE

The High Yield Fund posted a loss in our reporting period. Your fund’s results were generally in line with its benchmark, the Credit Suisse High Yield Index, and the Lipper peer group average of similarly managed funds. (Results for the Advisor Class were slightly lower, reflecting its different fee structure.) Junk bonds significantly underperformed the broad investment-grade universe. The fund’s performance versus the Credit Suisse High Yield Index benefited from credit selection, holdings in European high yield bonds, and our allocation to bank debt. Credit quality allocation decisions—specifically our underweight to bonds rated BB and higher—hurt our comparison with the benchmark.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

From an industry perspective, performance across the high yield universe was mixed, with few standout contributors and several large detractors. Energy bonds, the fund and market’s largest industry allocation, endured steep losses as the price of oil declined sharply during the reporting period. However, credit selection and the fund’s underweight allocation to energy bonds was the largest positive contributor to our performance comparison with the benchmark. In general, credit selection across our largest industry allocations, which are shown in the Industry Diversification table on page 12, provided positive relative results, particularly an overweight to media and telecom and an underweight to metals and mining. However, credit selection within metals and mining and information technology hurt our comparison with the Credit Suisse benchmark.

The fund’s share price declined to $6.34 at the end of November from $6.93 at the end of May. The portfolio generated $0.20 of dividend income per share for the reporting period, unchanged from the prior six-month period. In the current low interest rate environment, we have aggressively attempted to boost the fund’s dividend income. The fund’s 30-day SEC yield six months ago was 5.09%, compared with 6.25% at the end of the reporting period.

The High Yield Fund’s longer-term returns continue to compare favorably with those in its Lipper peer group. Lipper ranked the fund in the top quintile of its high yield funds universe for the 3-, 5-, and 10-year periods ended November 30, 2015. (Based on cumulative total return, Lipper ranked the High Yield Fund 269 of 657, 81 of 528, 81 of 437, and 54 of 291 funds in the high yield bond funds category for the 1-, 3-, 5-, and 10-year periods ended November 30, 2015, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

In the first five months of 2015, sentiment about the high yield market remained constructive. However, a confluence of factors hurt the high yield market and eroded investor confidence, which led to overall outflows from the asset class in the last six months. In August, the Chinese government devalued its currency, the yuan, which led to concerns that China’s economic growth slowdown had worsened and cast a pall on the global economic outlook. This macroeconomic landscape spooked investors, who became increasingly risk averse. In tandem, oil prices roller-coastered throughout the period—from about $60 per barrel at the end of May to just above $40 at the end of November—and other commodity prices similarly tumbled.

Selling pressure in the equity market, typically correlated with the high yield market, intensified in the third quarter. Heightened idiosyncratic risks soon followed. Headlines around drug pricing abuses sent the health care stocks into a tailspin. Valeant Pharmaceuticals, which is one of the largest issuers of below investment-grade bonds, came under scrutiny for alleged improprieties. The credit rating agencies made significant downgrades on several high yield companies. For example, Sprint’s credit rating on its unsecured debt was suddenly lowered to CCC, a two-notch downgrade. Additionally, mixed earnings results and lowered guidance occurred across a swath of companies. The pivot from several years of expanding profit margins to slower growth led many investors to believe that the credit cycle had peaked. It appeared to many investors that the plight in commodities was spreading. Because we see less liquidity in the high yield bond market, the selling pressure caused Sprint and Valeant bonds to decline. Holdings in both issuers were among our largest detractors for the past six months, although several commodity-related holdings were more significant detractors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Before discussing portfolio activity for the period under review, we would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past year as investors began to consider the ramifications of a potential rise in interest rates. The volatility has highlighted the importance of sound risk management.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, evaluating risk management strategies to determine appropriate actions, and taking other steps to ensure successful implementation of our investment strategy. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

PORTFOLIO REVIEW

The majority of our companies are in good financial shape, and we believe that the U.S. economic expansion is stable and durable. As shown in the Quality Diversification table, the fund remains focused on the upper credit quality tiers of the high yield market—bonds rated B and BB. While credit selection in split BB and lower-rated bonds was strong, our underweight allocation and credit selection in BB rated bonds hurt the fund’s relative performance. Our allocation to floating rate bank loans serves as a substitute for higher-quality, fixed rate high yield bonds. We have been actively reducing our holdings in CCC and lower-rated bonds to reduce portfolio risk. Although credit selection in our CCC rated holdings contributed to relative performance, the average CCC rated bond in the benchmark declined about 13%.

From a regional perspective, the fund has about three-quarters of its holdings in North American bonds. We have maintained our bank loan allocation at about 11% of the fund to dampen potential portfolio volatility. Bank loans, also known as leveraged loans, provide compelling characteristics. They yield roughly the same as BB bonds but are senior to high yield bonds in the capital structure—they receive payment priority in the event of a bankruptcy—and have a floating rate feature designed to boost income should rates move higher. Our loan holdings outperformed the broad high yield bond market for the past six months.

NON-U.S. HOLDINGS OUTPERFORM

At the end of the reporting period, the portfolio’s holdings in issuers outside North America was 22%, including European high yield bonds, which totaled about 15% of assets. Overall, non-U.S. holdings materially outperformed domestic holdings. Our high yield analysts in London have done an excellent job of finding solid-performing bonds, and the energy industry in the European high yield market is much smaller than in the U.S. In addition, interest rates have been falling in most European markets, and low rates have acted as a tailwind for many of our holdings.

Our focus in the rapidly expanding European high yield market is on B rated credits. We favor holdings that have less than seven-year maturities and yield more than comparable-quality U.S. issues. As in the U.S., credit selection was a solid positive relative performance contributor for our non-U.S. holdings. Our emerging markets bond holdings, in aggregate, posted losses, and several were significant disappointments. Emerging markets bonds have produced weak results over the past six months, largely due to pronounced outflows from the asset class.

ENERGY AND COMMODITY-RELATED BONDS REMAIN UNDER PRESSURE

Energy is the largest industry in the high yield market and your fund. Although our relative performance benefited from credit selection and an underweight allocation, our holdings significantly hurt our absolute returns. We cannot completely exit the energy segment, given its size in the high yield market, but we continue to manage our energy holdings carefully. The fund has been underweight oil-related names versus the benchmark for more than three years. We have done a good job of avoiding the worst energy bonds. This is a testament to our strong research, which incorporates our own independent credit ratings, fundamental analysis, and skilled trading.

Within the energy segment, we are focused on investing in higher-quality companies, including those likely to be upgraded or involved in merger and acquisition activity and initial public offerings (IPOs). Even so, over the past six months, many of our largest absolute performance detractors were energy and commodity names, including Murray Energy, Pacific Rubiales Energy, and Chesapeake Energy. We view several of our companies in the energy space as likely takeover candidates and believe that distressed merger activity could pick up. Murray, for example, looked like a relatively safe position as it had a number of long-term contracts for its production. However, the price of spot coal fell so swiftly and far that its buyers effectively “tore up their contracts.” The bonds we purchased near par (yielding 11%) fell to about one-quarter of their value—Murray was our largest detractor in the reporting period. Over the past six months, we trimmed our exposure to mining and energy holdings and intend to continue reducing our allocations as liquidity and market conditions permit.

European high yield has performed well, and I want to thank our London-based team for their diligence and hard work in uncovering a number of great positions. Among our domestic issuers, longtime holding First Data generated a strong contribution. It recently completed an IPO, which brought in cash, and refinanced some of its high-coupon debt. Another solid gainer, Rite Aid, benefited from its takeover by Walgreen’s. However, the gains on our winners were swamped by the losses on our detractors in the period.

Overall, we remain comfortable with the fundamentals of the vast majority of our holdings. Many companies in the high yield market have improved their balance sheets and increased their cash reserves over the past five years. Because issuer maturities have been pushed out, there is significantly less debt coming due over the next few years, supporting our belief that defaults will remain below average. We expect the high yield market’s default rate, excluding the energy and metals and mining segments, to remain significantly less than its long-term average of 3.8%. However, we are mindful that defaults in the poorest-performing segments of the market could rise if oil and commodity prices continue to decline or remain low for an extended period.

Our out-of-benchmark positions, aside from bank loans, represent small allocations. We maintained our equity and equity-linked holdings, which posted losses in the reporting period, at about 2% of the portfolio. In today’s low-coupon environment, our high yield analysts remain on the lookout for ways to generate additional return from securities issued by companies in the high yield universe.

OUTLOOK

We have endured a challenging six-month period, and we remain cautious in the near term as a number of factors continue to weigh on the high yield market. In particular, commodity-related sectors are leading the market’s declines. The majority of bankruptcies this year have been metals and mining and energy issuers, and we expect defaults in these segments to accelerate in 2016. In addition, there has been little tolerance for recent lackluster earnings—companies with revenue declines and lower guidance have been punished—which contributes to increased idiosyncratic risks in the market and suggests to investors that the credit cycle may be peaking. A prime example is health care, which is known as a historically defensive sector. Several pharmaceutical companies have come under scrutiny, leading to sharp sell-offs and credit rating downgrades. Liquidity challenges in our asset class have amplified the weakness. Moreover, there does not appear to be any near-term relief from these influences.

Heightened high yield market volatility is occurring within the context of an improving U.S. economy and accommodative central bank policy elsewhere, particularly in Europe. We believe that there is significant growth potential for European high yield credits, and there is less energy exposure in that market. We look for European high yield bonds to continue to outperform their U.S. counterparts. Additionally, it is encouraging to see more first-time high yield bond issuers in Europe. This has contributed to the market’s growth and an expansion of the breadth and depth of our investment universe. Floating rate bank loans also offer compelling value. The asset class has less energy and metals industry exposure, fewer CCC rated credits, and more of the market allocated to defensive sectors. Bank loan exposure in the fund helps reduce volatility and lowers the portfolio’s overall interest rate risk.

Outside of the metals and energy sectors, a number of high yield issuers are performing well. We are finding interesting opportunities given recent market dislocation, but diligent credit analysis and risk assessment remains imperative. However, overall valuations in the most stable sectors, such as food and consumer products, have not yet reached compelling levels. Historically, high yield investors take notice and become active buyers when spreads reach a certain level, but the market is not there yet.

As always, we aim to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. However, this is a particularly perilous time for the high yield market, and we do not recommend that investors add to their positions until valuations in the market stabilize. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

December 8, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/15
Liberty Global	2.2%
T-Mobile USA	1.7
Valeant Pharmaceuticals	1.6
Charter Communications	1.5
Cablevision Systems	1.4
First Data	1.1
Wind Acquisition	1.1
Williams Companies	1.1
Asurion	1.0
Formula One	0.8
Reynolds Group	0.8
Rite Aid	0.8
Altice Financing	0.8
Onex Wizard	0.8
Arqiva Broadcasting	0.8
Sirius Satellite Radio	0.8
Seven Generations Energy	0.7
Targa Resources	0.7
Level 3 Communications	0.7
Sabine Pass	0.7
Community Health Systems	0.7
Sprint	0.7
Noble Energy	0.7
NRG Energy	0.7
Univision Communications	0.7
Total	24.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 11/30/15	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE						
Beginning of period	$ 6.93	$ 7.30	$ 7.19	$ 6.61	$ 6.97	$ 6.39
Investment activities						
Net investment income[(1)]	0.20	0.40	0.43	0.44	0.49	0.52
Net realized and unrealized gain / loss	(0.59)	(0.27)	0.12	0.60	(0.35)	0.59
Total from investment activities	(0.39)	0.13	0.55	1.04	0.14	1.11
Distributions						
Net investment income	(0.20)	(0.41)	(0.43)	(0.46)	(0.50)	(0.52)
Net realized gain	–	(0.09)	(0.01)	–	–	(0.01)
Total distributions	(0.20)	(0.50)	(0.44)	(0.46)	(0.50)	(0.53)
NET ASSET VALUE						
End of period	**$ 6.34**	**$ 6.93**	**$ 7.30**	**$ 7.19**	**$ 6.61**	**$ 6.97**

Ratios/Supplemental Data

Total return[(2)]	**(5.73)%**	**2.01%**	**8.02%**	**16.14%**	**2.24%**	**17.97%**
Ratio of total expenses to average net assets	0.75%[(3)]	0.74%	0.75%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	6.04%[(3)]	5.79%	5.96%	6.40%	7.40%	7.70%
Portfolio turnover rate	32.6%	59.2%	55.9%	79.9%	63.0%	75.4%
Net assets, end of period (in millions)	$ 8,036	$ 9,317	$ 9,144	$ 8,211	$ 7,617	$ 6,954

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	6 Months Ended 11/30/15	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE						
Beginning of period	$ 6.91	$ 7.28	$ 7.17	$ 6.59	$ 6.95	$ 6.38
Investment activities						
Net investment income[(1)]	0.22	0.39	0.41	0.43	0.47	0.50
Net realized and unrealized gain / loss	(0.62)	(0.27)	0.13	0.59	(0.35)	0.59
Total from investment activities	(0.40)	0.12	0.54	1.02	0.12	1.09
Distributions						
Net investment income	(0.19)	(0.40)	(0.42)	(0.44)	(0.48)	(0.51)
Net realized gain	–	(0.09)	(0.01)	–	–	(0.01)
Total distributions	(0.19)	(0.49)	(0.43)	(0.44)	(0.48)	(0.52)
NET ASSET VALUE						
End of period	**$ 6.32**	**$ 6.91**	**$ 7.28**	**$ 7.17**	**$ 6.59**	**$ 6.95**

Ratios/Supplemental Data

Total return[(2)]	**(5.86)%**	**1.77%**	**7.78%**	**15.87%**	**2.00%**	**17.56%**
Ratio of total expenses to average net assets	1.00%[(3)]	0.99%	1.00%	1.02%	1.00%	0.98%
Ratio of net investment income to average net assets	5.74%[(3)]	5.55%	5.75%	6.22%	7.17%	7.42%
Portfolio turnover rate	32.6%	59.2%	55.9%	79.9%	63.0%	75.4%
Net assets, end of period (in millions)	$ 123	$ 1,113	$ 1,001	$ 1,023	$ 1,557	$ 1,590

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

I Class

	8/28/15 Through 11/30/15
NET ASSET VALUE	
Beginning of period	$ 6.56
Investment activities	
Net investment income[(1)]	0.02[(2)]
Net realized and unrealized gain / loss	(0.14)
Total from investment activities	(0.12)
Distributions	
Net investment income	(0.10)
NET ASSET VALUE	
End of period	**$ 6.34**

Ratios/Supplemental Data

Total return[(3)]	**(1.85)%**[(2)]
Ratio of total expenses to average net assets	0.64%[(2)(4)]
Ratio of net investment income to average net assets	21.02%[(2)(4)]
Portfolio turnover rate	32.6%
Net assets, end of period (in millions)	$ 955

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 0.64% contractual expense limitation in effect through 9/30/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 82.6%		
Aerospace & Defense 0.8%		
Bombardier, 7.50%, 3/15/18 (1)	43,500	43,337
StandardAero Aviation, 10.00%, 7/15/23 (1)	13,225	13,225
Transdigm, 6.50%, 7/15/24	9,775	9,616
Transdigm, 6.50%, 5/15/25 (1)	9,825	9,629
		75,807
Airlines 1.2%		
Air Canada, 7.75%, 4/15/21 (1)	17,662	18,324
American Airlines, 5.50%, 10/1/19 (1)	22,425	22,593
American Airlines, 5.625%, 1/15/21 (1)	3,469	3,499
American Airlines, 6.125%, 7/15/18 (1)	9,125	9,422
Continental Airlines, 6.125%, 4/29/18	11,050	11,437
United Airlines Pass-Through Trusts, 4.625%, 3/3/24	3,720	3,720
United Continental Holdings, 6.00%, 12/1/20	18,725	19,615
United Continental Holdings, 6.375%, 6/1/18	16,261	16,993
US Airways, 6.125%, 6/1/18	3,211	3,311
		108,914
Automotive 1.8%		
Affinia, 7.75%, 5/1/21	7,500	7,763
Gestamp Funding Luxembourg, 5.625%, 5/31/20 (1)	14,875	15,177
Goodyear Tire & Rubber, 5.125%, 11/15/23	10,925	11,143
Group 1 Automotive, 5.00%, 6/1/22	10,450	10,450
Jaguar Land Rover, 5.625%, 2/1/23 (1)	21,900	22,557
Metaldyne, 7.375%, 10/15/22	22,475	23,571
Nexteer Auto, 5.875%, 11/15/21 (1)	15,225	15,606
Omega US Sub, 8.75%, 7/15/23 (1)	25,575	23,785
Penske Automotive, 5.75%, 10/1/22	11,675	12,025
Schaeffler Holding, PIK, 6.25%, 11/15/19 (1)	7,525	7,948

Schaeffler Holding, PIK, 6.875%, 8/15/18 (1)	12,225	12,607
		162,632
Banking 1.1%		
Citigroup, VR, 5.95%, 12/29/49	26,475	26,210
Goldman Sachs, VR, 5.375%, 12/29/49	25,425	25,234
JPMorgan Chase, VR, 5.30%, 12/29/49	25,350	25,223
Sberbank of Russia, 5.18%, 6/28/19	8,965	9,123
Turkiye Vakiflar Bankasi, VR, 6.875%, 2/3/25	10,000	9,780
		95,570
Broadcasting 3.9%		
AMC Networks, 4.75%, 12/15/22	10,763	10,709
CBS Outdoor, 5.25%, 2/15/22	13,600	13,974
Central European Media, PIK, 15.00%, 12/1/17	10,610	10,732
Clear Channel Worldwide, 6.50%, 11/15/22	2,635	2,530
Clear Channel Worldwide, Series B, 6.50%, 11/15/22	18,225	17,769
Cumulus Media, 7.75%, 5/1/19	9,825	3,046
Gannett, 5.125%, 10/15/19	9,400	9,776
Gannett, 6.375%, 10/15/23	13,050	13,800
Lamar Media, 5.875%, 2/1/22	12,226	12,807
MDC Partners, 6.75%, 4/1/20 (1)	39,186	39,676
Outfront Media, 5.625%, 2/15/24 (1)	6,350	6,556
Sinclair Television, 6.125%, 10/1/22	16,675	17,092
Sinclair Television, 6.375%, 11/1/21	2,425	2,510
Sirius XM Radio, 5.75%, 8/1/21 (1)	62,535	64,724
Sirius XM Radio, 6.00%, 7/15/24 (1)	3,400	3,515
Townsquare Media, 6.50%, 4/1/23 (1)	19,450	18,332
Tribune Media, 5.875%, 7/15/22 (1)	44,575	44,519
Univision Communications, 5.125%, 2/15/25 (1)	35,125	33,940

Univision Communications, 6.75%, 9/15/22 (1)	25,143	26,054
		352,061
Building & Real Estate 2.5%		
Agile Property Holdings, 8.375%, 2/18/19	10,000	10,323
CCRE, 7.75%, 2/15/18 (1)	13,900	14,352
CIFI Holdings, 12.25%, 4/15/18	10,000	10,861
Greystar Real Estate Partners, 8.25%, 12/1/22 (1)	10,075	10,579
Howard Hughes, 6.875%, 10/1/21 (1)	33,150	33,937
Hunt, 10.125%, 3/1/21 (1)	15,000	14,081
Jeffries Loancore, 6.875%, 6/1/20 (1)	19,630	19,139
Ladder Capital Finance, 5.875%, 8/1/21 (1)	9,825	9,100
Ladder Capital Finance, 7.375%, 10/1/17	11,475	11,547
Realogy, 5.25%, 12/1/21 (1)	12,700	13,145
RPG Byty, 6.75%, 5/1/20 (EUR)(1)	10,600	11,782
Shea Homes, 5.875%, 4/1/23 (1)	10,450	10,803
Taylor Morrison Communities, 5.875%, 4/15/23 (1)	12,800	12,752
William Lyon Homes, 7.00%, 8/15/22	19,525	19,842
William Lyon Homes, 8.50%, 11/15/20	20,400	21,726
		223,969
Building Products 1.9%		
ABC Supply, 5.75%, 12/15/23 (1)	7,900	8,009
Builders FirstSource, 7.625%, 6/1/21 (1)	14,322	15,163
CEMEX Finance, 9.375%, 10/12/22 (1)	22,600	24,323
James Hardie, 5.875%, 2/15/23 (1)	13,350	13,717
Masonite International, 5.625%, 3/15/23 (1)	8,350	8,747
NCI Building Systems, 8.25%, 1/15/23 (1)	11,125	11,876
Reliance Intermediate, 6.50%, 4/1/23 (1)	23,850	24,744
RSI Home Products, 6.50%, 3/15/23 (1)	22,350	23,104

Spring Industries, 6.25%, 6/1/21	21,593	21,593
Summit Materials, 10.50%, 1/31/20	5,390	5,754
USG, STEP, 9.75%, 1/15/18	10,625	11,900
		168,930
Cable Operators 8.5%		
Adria Bidco, 7.875%, 11/15/20 (EUR)	11,035	12,522
Adria Bidco, 7.875%, 11/15/20 (EUR)(1)	11,350	12,879
Adria Bidco, Series aPR, 7.875%, 11/15/20 (EUR)(1)	4,050	4,596
Altice, 7.625%, 2/15/25 (1)	38,755	33,727
Altice, 7.75%, 5/15/22 (1)	21,450	20,002
Altice Financing, 6.625%, 2/15/23 (1)	15,925	15,766
Altice Finco, 8.125%, 1/15/24 (1)	14,900	14,192
Altice Finco, 9.875%, 12/15/20 (1)	35,605	37,608
B Communications, 7.375%, 2/15/21 (1)	26,344	28,583
Cable One, 5.75%, 6/15/22 (1)	9,525	9,585
CCOH Safari, 5.75%, 2/15/26 (1)	27,625	27,763
Cequel Communications, 6.375%, 9/15/20 (1)	25,125	24,560
Cequel Communications, 2013 Issue, 5.125%, 12/15/21 (1)	15,913	14,680
Cequel Communications, 2014 Issue, 5.125%, 12/15/21 (1)	17,950	16,469
Charter Communications Holdings, 5.125%, 5/1/23 (1)	34,675	34,328
Charter Communications Holdings, 5.25%, 9/30/22	10,850	10,877
Charter Communications Holdings, 5.75%, 9/1/23	14,060	14,341
Charter Communications Holdings, 5.75%, 1/15/24	44,700	45,706
Dish DBS, 5.875%, 7/15/22	19,290	17,988
Dish DBS, 6.75%, 6/1/21	24,500	24,623
Lynx II, 7.00%, 4/15/23 (GBP)(1)	13,950	22,113
Mediacom Broadband, 6.375%, 4/1/23	15,140	14,610
Neptune Finco, 10.125%, 1/15/23 (1)	62,975	65,651

Neptune Finco, 10.875%, 10/15/25 (1)	17,775	18,708
Numericable, 6.25%, 5/15/24 (1)	38,175	37,411
Unitymedia, 5.00%, 1/15/25 (1)	23,900	23,305
Unitymedia KabelBW, 6.125%, 1/15/25 (1)	19,475	19,769
UPC Holding, 6.75%, 3/15/23 (CHF)(1)	17,275	18,283
UPC Holding, 6.75%, 3/15/23 (EUR)(1)	9,300	10,698
UPCB Finance, 6.875%, 1/15/22 (1)	11,880	12,564
Virgin Media Finance, 6.00%, 10/15/24 (1)	9,975	9,925
Virgin Media Secured Finance, 5.25%, 1/15/26 (1)	9,350	9,116
VTR Finance, 6.875%, 1/15/24 (1)	41,675	40,425
WaveDivision Escrow, 8.125%, 9/1/20 (1)	978	939
WideOpenWest Finance, 13.375%, 10/15/19	22,625	22,342
Ziggo Bond, 7.125%, 5/15/24 (EUR)(1)	16,775	19,359
Ziggo Finance, 5.875%, 1/15/25 (1)	11,125	10,458
		776,471
Chemicals 1.8%		
Consolidated Energy Finance, 6.75%, 10/15/19 (1)	26,030	25,184
Hexion, 10.00%, 4/15/20	7,700	6,179
Hexion U.S. Finance/ Nova Scotia, 6.625%, 4/15/20	43,650	31,646
INEOS Group Holdings, 6.125%, 8/15/18 (1)	12,425	12,487
Kerling, 10.625%, 2/1/17 (EUR)(1)	16,025	17,111
Platform Specialty Products, 6.50%, 2/1/22 (1)	11,650	10,136
Platform Specialty Products, 10.375%, 5/1/21 (1)	14,150	14,433
PQ, 8.75%, 11/1/18 (1)	28,020	27,740
Univar, 6.75%, 7/15/23 (1)	20,625	19,800
W.R. Grace, 5.125%, 10/1/21 (1)	3,233	3,265
		167,981

Consumer Products 1.6%		
24 Hour Fitness Worldwide, 8.00%, 6/1/22 (1)	16,400	13,735
Central Garden & Pet, 6.125%, 11/15/23	9,350	9,490
Energizer Spinco, 5.50%, 6/15/25 (1)	11,050	10,666
Levi Strauss, 6.875%, 5/1/22	11,050	11,920
Life Time Fitness, 8.50%, 6/15/23 (1)	20,850	20,120
Quicksilver, 10.00%, 8/1/20 (2)(3)	3,460	143
Scotts Company, 6.00%, 10/15/23 (1)	10,050	10,402
Spectrum Brands, 5.75%, 7/15/25 (1)	23,050	23,799
Sun Products, 7.75%, 3/15/21 (1)	21,415	19,193
Tempur Sealy International, 5.625%, 10/15/23 (1)	12,950	13,209
Vista Outdoor, 5.875%, 10/1/23 (1)	11,600	11,992
		144,669
Container 1.9%		
AEP Industries, 8.25%, 4/15/19	2,975	3,049
Ardagh Finance, PIK, 8.375%, 6/15/19 (EUR)(1)	25,125	27,102
Ardagh Finance, PIK, 8.625%, 6/15/19 (1)	15,437	15,599
Beverage Packaging Holdings, 5.625%, 12/15/16 (1)	11,125	11,041
Beverage Packaging Holdings, 6.00%, 6/15/17 (1)	24,550	24,366
Bormioli Rocco, 10.00%, 8/1/18 (EUR)(1)	16,925	18,867
Consolidated Container, 10.125%, 7/15/20 (1)	20,125	17,056
Onex Wizard, 7.75%, 2/15/23 (EUR)(1)	22,200	24,858
Reynolds Group, 8.25%, 2/15/21	27,650	27,754
Reynolds Group, 9.875%, 8/15/19	6,804	7,085
		176,777
Energy 10.4%		
CGG Veritas, 6.50%, 6/1/21	1,310	720
CGG Veritas, 6.875%, 1/15/22	39,391	21,370

Chesapeake Energy, 5.375%, 6/15/21	4,575	1,990
Chesapeake Energy, 5.75%, 3/15/23	31,990	13,596
Compagnie Generale de Geophysique, 7.75%, 5/15/17	16,969	17,054
Concho Resources, 5.50%, 4/1/23	34,336	33,478
Concho Resources, 7.00%, 1/15/21	15,750	16,222
CrownRock, 7.125%, 4/15/21 (1)	10,275	10,378
CrownRock, 7.75%, 2/15/23 (1)	30,075	30,752
Denbury Resources, 5.50%, 5/1/22	25,235	15,646
EPL Oil & Gas, 8.25%, 2/15/18	12,100	3,751
Exterran Partners, 6.00%, 4/1/21	5,675	4,880
Exterran Partners, 6.00%, 10/1/22	10,425	8,913
Ferellgas, 6.50%, 5/1/21	9,729	8,805
Ferrellgas, 6.75%, 6/15/23 (1)	12,850	11,501
Gulfport Energy, 6.625%, 5/1/23	19,910	18,118
Infinis, 7.00%, 2/15/19 (GBP)(1)	15,650	24,219
Markwest Energy Partners, 4.50%, 7/15/23	24,225	21,560
Matador Resources, 6.875%, 4/15/23	52,500	51,975
Newfield Exploration, 5.375%, 1/1/26	9,300	8,463
Newfield Exploration, 5.625%, 7/1/24	17,000	15,980
Newfield Exploration, 5.75%, 1/30/22	15,550	15,161
NGL Energy, 5.125%, 7/15/19	4,175	3,768
Noble Energy, 5.875%, 6/1/22	7,175	7,206
Noble Energy, 5.875%, 6/1/24	52,700	53,022
Pacific Rubiales Energy, 5.375%, 1/26/19 (1)	50,300	16,347
Pacific Rubiales Energy, 5.625%, 1/19/25 (1)	23,300	7,106
Parsley Energy, 7.50%, 2/15/22 (1)	37,275	37,648
PBF Holding, 7.00%, 11/15/23 (1)	9,775	9,775
Penn Virginia, 7.25%, 4/15/19	22,515	4,559
Penn Virginia, 8.50%, 5/1/20	21,100	4,695

Entertainment & Leisure 0.9%		
AMC Entertainment, 5.75%, 6/15/25	31,025	31,180
Regal Entertainment, 5.75%, 3/15/22	40,325	40,930
WMG Acquisition, 6.00%, 1/15/21 (1)	10,010	10,210
		82,320
Financial 4.9%		
Aircastle, 5.50%, 2/15/22	8,325	8,720
Ally Financial, 5.75%, 11/20/25	17,775	17,819
Compass Investors, 7.75%, 1/15/21 (1)	24,759	24,635
E*Trade Financial, 5.375%, 11/15/22	10,100	10,706
Halyk Savings Bank of Kazakhstan, 7.25%, 1/28/21 (1)	2,980	3,101
Hockey Merger, 7.875%, 10/1/21 (1)	22,625	21,720
HRG Group, 7.75%, 1/15/22	14,775	15,071
HRG Group, 7.875%, 7/15/19 (1)	6,650	7,049
HRG Group, 7.875%, 7/15/19	12,975	13,754
HSBK Europe, 7.25%, 5/3/17 (1)	22,045	22,894
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	14,047	13,485
Icahn Enterprises, 6.00%, 8/1/20	33,800	34,730
National Finance Partner, 9.00%, 7/15/21 (1)	8,990	8,630
NationStar Mortgage, 6.50%, 7/1/21	42,960	39,094
NationStar Mortgage, 7.875%, 10/1/20	6,522	6,343
Navient, 5.00%, 10/26/20	24,570	22,174
Navient, 5.875%, 3/25/21	14,600	13,377
Ocwen Financial, VR, 7.125%, 5/15/19 (1)	32,200	29,342
OneMain Financial Holdings, 6.75%, 12/15/19 (1)	14,450	15,136
Provident Funding, 6.75%, 6/15/21 (1)	26,284	25,298
Quicken Loans, 5.75%, 5/1/25 (1)	34,750	33,534
Sberbank of Russia, 6.125%, 2/7/22 (1)	6,860	7,066

Thornburg Mortgage, PIK, 12.00%, 3/31/16 Acquisition Date: 9/30/08, Cost $625 (2)(3)(4)(5)	625	—
Thornburg Mortgage, VR, 12.00%, 3/31/16 (1)(2)(3)(5)	6,867	—
Walter Investment Management, 7.875%, 12/15/21	24,485	19,343
Wayne Merger, 8.25%, 8/1/23 (1)	30,875	30,258
		443,279
Food/Tobacco 1.8%		
Boparan Finance, 5.50%, 7/15/21 (GBP)	16,950	23,146
Cott Beverages, 6.75%, 1/1/20	11,850	12,117
Darling Ingredients, 5.375%, 1/15/22	1,615	1,585
Dean Foods, 6.50%, 3/15/23 (1)	22,175	22,923
JBS Investments, 7.75%, 10/28/20 (1)	20,125	20,829
JBS USA, 5.875%, 7/15/24 (1)	18,125	17,830
Minerva Luxembourg, 7.75%, 1/31/23 (1)	25,400	25,083
Minerva Luxembourg, 12.25%, 2/10/22 (1)	5,900	6,402
Post Holdings, 6.75%, 12/1/21 (1)	9,785	9,956
Post Holdings, 7.375%, 2/15/22	26,265	27,381
		167,252
Forest Products 0.5%		
Cascades, 5.50%, 7/15/22 (1)	7,425	7,184
Mercer International, 7.00%, 12/1/19	17,400	17,922
Mercer International, 7.75%, 12/1/22	9,400	9,823
Norbord, 6.25%, 4/15/23 (1)	11,500	11,471
		46,400
Gaming 2.4%		
Boyd Gaming, 6.875%, 5/15/23	9,020	9,460
Boyd Gaming, 8.375%, 2/15/18 (1)	10,850	11,148
Cirsa Finance Luxembourg, 8.75%, 5/15/18 (EUR)(1)	12,445	13,445

Cirsa Funding Luxembourg, 5.875%, 5/15/23 (EUR)(1)	13,875	14,306
Eldorado Resorts, 7.00%, 8/1/23 (1)	10,375	10,453
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	8,550	6,436
International Game Technology, 6.25%, 2/15/22 (1)	14,650	13,918
International Game Technology, 6.50%, 2/15/25 (1)	21,225	19,500
Intralot Finance, 9.75%, 8/15/18 (EUR)(1)	13,540	15,021
MGM Mirage, 6.00%, 3/15/23	28,275	28,098
MGM Mirage, 6.625%, 12/15/21	20,025	20,926
Scientific Games International, 7.00%, 1/1/22 (1)	14,287	13,787
Shingle Springs Tribal Gaming, 9.75%, 9/1/21 (1)	11,250	11,756
Studio City Finance, 8.50%, 12/1/20 (1)	18,280	18,234
Wynn Macau, 5.25%, 10/15/21 (1)	13,975	12,647
		219,135
Health Care 6.9%		
AMAG Pharmaceuticals, 7.875%, 9/1/23 (1)	13,875	11,655
Capsugel, PIK, 7.00%, 5/15/19 (1)	21,500	21,634
Community Health Systems, 6.875%, 2/1/22	65,350	63,389
Concordia Healthcare, 7.00%, 4/15/23 (1)	8,025	6,942
Concordia Healthcare, 9.50%, 10/21/22 (1)	13,775	13,431
Crimson Merger, 6.625%, 5/15/22 (1)	14,550	11,931
Endo Finance, 6.00%, 7/15/23 (1)	22,275	21,607
Endo Finance, 6.00%, 2/1/25 (1)	16,325	15,509
Ephios Bondco, 6.25%, 7/1/22 (EUR)(1)	17,750	19,821
Ephios Holdco II, 8.25%, 7/1/23 (EUR)(1)	9,400	10,210
HCA, 5.00%, 3/15/24	8,625	8,668
HCA, 5.375%, 2/1/25	40,478	40,023
HCA, 6.25%, 2/15/21	5,525	5,856
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	8,475	8,613

Holding-Medi Partenaires, 7.00%, 5/15/20 (EUR)(1)	14,100	15,867
Horizon Pharmaceutical Financing, 6.625%, 5/1/23 (1)	14,450	12,427
Iasis Healthcare, 8.375%, 5/15/19	24,415	22,950
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	15,100	15,251
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	30,675	30,828
Molina Healthcare, 5.375%, 11/15/22 (1)	13,675	13,743
MPT Operating Partnership, 6.375%, 2/15/22	2,225	2,311
MPT Operating Partnership, 6.875%, 5/1/21	14,700	15,325
Opal Acquisition, 8.875%, 12/15/21 (1)	14,800	12,765
Select Medical, 6.375%, 6/1/21	3,950	3,204
Tenet Healthcare, 6.75%, 6/15/23	25,825	24,211
Tenet Healthcare, 8.125%, 4/1/22	17,350	17,372
Tenet Healthcare, VR, 3.837%, 6/15/20 (1)	9,550	9,431
Truven Health Analytics, 10.625%, 6/1/20	9,025	9,341
Universal Hospital, 7.625%, 8/15/20	20,100	18,844
Valeant Pharmaceuticals, 5.375%, 3/15/20 (1)	44,800	40,208
Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	46,975	40,868
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	54,850	50,256
Valeant Pharmaceuticals, 6.75%, 8/15/21 (1)	10,650	9,638
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	3,225	3,032
		627,161
Information Technology 2.3%		
Advanced Micro Devices, 6.75%, 3/1/19	21,925	16,279
Alcatel-Lucent, 6.75%, 11/15/20 (1)	4,050	4,293
Alcatel-Lucent, 8.875%, 1/1/20 (1)	11,611	12,438
Ancestry.com, 11.00%, 12/15/20	12,450	13,508
Ancestry.com, PIK, 9.625%, 10/15/18 (1)	23,900	24,139
BCP Singapore VI Cayman, 8.00%, 4/15/21 (1)	6,535	5,522

Blue Coat Holdings, 8.375%, 6/1/23 (1)	14,075	14,357
BMC Software, 7.25%, 6/1/18	10,705	9,688
Commscope Tech Finance, 6.00%, 6/15/25 (1)	27,800	26,758
Infor US, 6.50%, 5/15/22 (1)	23,875	21,189
Match Group, 6.75%, 12/15/22 (1)	15,900	15,841
Micron Technology, 5.25%, 8/1/23 (1)	11,175	10,560
NXP, 5.75%, 2/15/21 (1)	8,950	9,286
NXP, 5.75%, 3/15/23 (1)	10,900	11,254
SS&C Technologies, 5.875%, 7/15/23 (1)	11,275	11,726
		206,838
Lodging 0.2%		
Playa Resorts Holdings, 8.00%, 8/15/20 (1)	14,700	14,957
		14,957
Manufacturing 1.8%		
Apex Tool, 7.00%, 2/1/21 (1)	35,437	29,236
Dometic Group, PIK, 9.50%, 6/26/19 (EUR)(1)	22,400	25,245
Gardner Denver, 6.875%, 8/15/21 (1)	16,180	13,247
Hamilton Sundstrand, 7.75%, 12/15/20 (1)	22,225	16,599
Kraussmaffei, 8.75%, 12/15/20 (EUR)(1)	10,300	11,577
MCRON Finance, 7.75%, 2/15/21 (1)	16,350	16,227
Sensata Technologies, 6.25%, 2/15/26 (1)	21,850	22,506
Terex, 6.00%, 5/15/21	27,550	26,861
Terex, 6.50%, 4/1/20	2,725	2,711
		164,209
Metals & Mining 2.5%		
AK Steel, 8.375%, 4/1/22	725	276
Aleris International, 7.625%, 2/15/18	8,775	7,514

Aleris International, 7.875%, 11/1/20	20,825	16,868
Arcelormittal, VR, 10.85%, 6/1/19	14,000	14,875
Bluescope Steel, 7.125%, 5/1/18 (1)	16,925	16,586
CONSOL Energy, 8.00%, 4/1/23 (1)	25,925	18,504
Eldorado Gold, 6.125%, 12/15/20 (1)	19,250	17,830
Hudbay Minerals, 9.50%, 10/1/20	17,966	13,744
Lundin Mining, 7.50%, 11/1/20 (1)	19,125	18,623
Murray Energy, 11.25%, 4/15/21 (1)	32,025	7,126
Novelis, 8.75%, 12/15/20	12,045	11,729
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)(1)	19,150	17,452
Ryerson, 9.00%, 10/15/17	20,800	17,472
Ryerson, 11.25%, 10/15/18	16,958	14,245
SunCoke Energy Partners, 2013 Issue, 7.375%, 2/1/20 (1)	2,250	1,822
SunCoke Energy Partners, 2014 Issue, 7.375%, 2/1/20 (1)	19,345	15,669
SunCoke Energy Partners, 2015 Issue, 7.375%, 2/1/20 (1)	8,600	6,966
Vedanta Resources, 8.25%, 6/7/21 (1)	18,175	13,631
		230,932
Other Telecommunications 2.1%		
DuPont Fabros Technology, 5.875%, 9/15/21	17,380	18,032
EarthLink, 7.375%, 6/1/20	6,787	7,007
Equinix, 5.375%, 1/1/22	13,325	13,625
Equinix, 5.375%, 4/1/23	18,900	19,183
Equinix, 5.75%, 1/1/25	7,300	7,373
Frontier Communications, 8.875%, 9/15/20 (1)	24,175	24,235
Level 3 Communications, 5.75%, 12/1/22	13,750	13,922
Level 3 Financing, 5.375%, 1/15/24 (1)	11,775	11,790
Level 3 Financing, 5.625%, 2/1/23	6,775	6,826
Level 3 Financing, 6.125%, 1/15/21	3,850	4,033

Level 3 Financing, 7.00%, 6/1/20	18,075	19,069
Rackspace, 6.50%, 1/15/24 (1)	19,400	19,400
Telecom Italia, 6.375%, 6/24/19 (GBP)	17,800	29,571
		194,066
Publishing 0.5%		
Harland Clarke Holdings, 6.875%, 3/1/20 (1)	6,800	6,018
MHGE Parent LLC/Finance, PIK, 8.50%, 8/1/19 (1)	6,350	6,366
Time, 5.75%, 4/15/22 (1)	15,000	14,437
Trader, 9.875%, 8/15/18 (1)	13,200	13,877
		40,698
Real Estate Investment Trust Securities 0.3%		
CBRE Services, 5.00%, 3/15/23	29,850	29,999
		29,999
Restaurants 0.5%		
Burger King, 4.625%, 1/15/22 (1)	13,125	13,256
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	16,450	15,299
Seminole Hard Rock, 5.875%, 5/15/21 (1)	14,610	14,537
		43,092
Retail 2.1%		
Chinos Intermediate Holding, PIK, 7.75%, 5/1/19 (1)	5,000	1,250
David's Bridal, 7.75%, 10/15/20 (1)	9,850	5,812
Dollar Tree, 5.75%, 3/1/23 (1)	46,025	47,808
Guitar Center Management, 6.50%, 4/15/19 (1)	21,075	18,994
Jo-Ann Stores, 8.125%, 3/15/19 (1)	7,466	6,253
Kirk Beauty, 6.25%, 7/15/22 (EUR)(1)	14,060	15,620
Linens-N-Things, VR, 8.338%, 1/15/16 (2)(3)(5)	9,800	—
Maisons du Monde, 9.00%, 8/1/20 (EUR)(1)	17,040	19,387

Matalan Finance, 6.875%, 6/1/19 (GBP)(1)	23,975	30,705
Men's Wearhouse, 7.00%, 7/1/22	10,000	7,775
New Look Secured Issuer, 6.50%, 7/1/22 (GBP)(1)	13,375	20,275
New Look Senior Issuer, 8.00%, 7/1/23 (GBP)(1)	9,975	14,958
Party City, 6.125%, 8/15/23 (1)	4,050	3,868
		192,705
Satellites 0.7%		
Hughes Satellite Systems, 7.625%, 6/15/21	21,275	22,924
Intelsat Jackson Holdings, 6.625%, 12/15/22	23,825	14,414
Intelsat Jackson Holdings, 7.25%, 10/15/20	10,275	8,579
Intelsat Jackson Holdings, 7.50%, 4/1/21	24,790	20,638
		66,555
Services 5.9%		
Alliance Data Systems, 5.375%, 8/1/22 (1)	15,800	15,760
Alliance Data Systems, 6.375%, 4/1/20 (1)	16,250	16,677
Ashtead Capital, 6.50%, 7/15/22 (1)	13,725	14,308
Aston Escrow, 9.50%, 8/15/21 (1)	18,625	9,685
Blueline Rental Finance, 7.00%, 2/1/19 (1)	11,775	10,715
Brakes Capital, 7.125%, 12/15/18 (GBP)(1)	5,975	9,320
CAR, 6.125%, 2/4/20 (1)	10,295	10,612
CDW, 6.00%, 8/15/22	21,975	23,074
Clean Harbors, 5.125%, 6/1/21	8,850	8,872
CoreLogic, 7.25%, 6/1/21	20,480	21,453
Corporate Executive Board, 5.625%, 6/15/23 (1)	24,200	24,381
Europcar Groupe, 5.75%, 6/15/22 (EUR)(1)	10,225	11,374
First Data, 5.375%, 8/15/23 (1)	34,625	35,144
First Data, 7.00%, 12/1/23 (1)	52,700	53,359
FTI Consulting, 6.00%, 11/15/22	8,575	8,961

Garfunkelux, 8.50%, 11/1/22 (GBP)(1)	9,200	14,269
H&E Equipment Services, 7.00%, 9/1/22	9,950	9,975
HD Supply, 5.25%, 12/15/21 (1)	15,300	15,912
Iron Mountain, 6.00%, 10/1/20 (1)	19,250	20,140
Iron Mountain, 6.125%, 9/15/22 (GBP)(1)	11,875	18,280
Laureate Education, 9.25%, 9/1/19 (1)	25,745	19,695
Lender Process Services, 5.75%, 4/15/23	7,425	7,750
Loxam SAS, 7.00%, 7/23/22 (EUR)(1)	12,350	13,394
Monitronics International, 9.125%, 4/1/20	20,600	15,502
MSCI, 5.25%, 11/15/24 (1)	12,325	12,664
MSCI, 5.75%, 8/15/25 (1)	16,250	16,758
Nord Anglia Education, 5.75%, 7/15/22 (CHF)(1)	9,775	9,950
Outerwall, 5.875%, 6/15/21	14,425	13,307
Outerwall, 6.00%, 3/15/19	24,524	24,524
Sabre, 5.375%, 4/15/23 (1)	6,625	6,625
Safway Group, 7.00%, 5/15/18 (1)	13,894	14,050
United Rentals North America, 6.125%, 6/15/23	20,825	21,762
Verisure, 6.00%, 11/1/22 (EUR)(1)	4,400	4,855
		533,107
Supermarkets 0.7%		
Rite Aid, 6.125%, 4/1/23 (1)	29,300	31,022
Rite Aid, 6.75%, 6/15/21	30,725	32,722
		63,744
Transportation 0.2%		
OPE KAG Finance, 7.875%, 7/31/23 (1)	9,825	10,083
Watco, 6.375%, 4/1/23 (1)	12,225	12,164
		22,247

Utilities 2.3%		
AES, 5.50%, 3/15/24	26,325	23,956
Calpine, 5.375%, 1/15/23	14,975	14,001
Calpine, 5.50%, 2/1/24	13,700	12,809
Dynegy Holdings, 6.75%, 11/1/19	19,075	18,693
Energy Future International Holdings Finance, VR 12.25%, 3/1/22 (1)(3)(6)	51,513	50,211
GenOn Energy, 9.50%, 10/15/18	20,036	17,782
NRG Energy, 5.375%, 8/15/24	17,025	15,493
NRG Energy, 6.625%, 3/15/23	29,475	27,412
Terraform, 5.875%, 2/1/23 (1)	3,675	2,738
Terraform, 6.125%, 6/15/25 (1)	13,875	9,886
Terraform Global Operating, 9.75%, 8/15/22 (1)	22,400	16,576
		209,557
Wireless Communications 5.7%		
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	42,125	68,719
Crown Castle, 5.25%, 1/15/23	17,025	17,663
Digicel Group, 7.125%, 4/1/22 (1)	12,225	9,911
Digicel Group, 8.25%, 9/30/20 (1)	39,150	34,207
Digicel Limited, 6.00%, 4/15/21 (1)	8,375	7,517
Eileme 2, 11.625%, 1/31/20 (1)	7,675	8,244
OTE, 7.875%, 2/7/18 (EUR)	13,740	15,651
Sable International Finance, 6.875%, 8/1/22 (1)	16,975	17,145
Sable International Finance, 8.75%, 2/1/20 (1)	16,818	17,682
Sprint Nextel, 11.50%, 11/15/21	63,878	61,802
T-Mobile USA, 6.00%, 3/1/23	66,500	66,832
T-Mobile USA, 6.25%, 4/1/21	8,580	8,795
T-Mobile USA, 6.375%, 3/1/25	9,175	9,141
T-Mobile USA, 6.50%, 1/15/24	4,725	4,749

T-Mobile USA, 6.50%, 1/15/26	42,625	42,518
T-Mobile USA, 6.633%, 4/28/21	3,530	3,662
TBG Global, 5.25%, 2/10/22	10,500	10,043
VimpelCom Holdings, 5.20%, 2/13/19 (1)	7,855	7,816
VimpelCom Holdings, 7.504%, 3/1/22 (1)	14,550	14,994
Wind Acquisition, 4.75%, 7/15/20 (1)	20,375	20,324
Wind Acquisition, 6.50%, 4/30/20 (1)	10,125	10,632
Wind Acquisition, 7.375%, 4/23/21 (1)	66,300	63,731
		521,778
Total Corporate Bonds (Cost $8,010,492)		7,525,685
BANK LOANS 10.8% (7)		
Automotive 0.2%		
Navistar, VR, 6.50%, 8/7/20	18,925	17,245
		17,245
Broadcasting 0.3%		
Clear Channel Communications, VR, 6.982%, 1/30/19	30,575	22,057
Cumulus Media, VR, 4.25%, 12/23/20	10,775	7,879
		29,936
Building Products 0.1%		
NCI Building, VR, 4.25%, 6/24/19	6,481	6,449
		6,449
Cable Operators 0.4%		
Neptune Finco, VR, 5.00%, 10/9/22	39,225	39,085
		39,085

Chemicals 0.8%		
OXEA, VR, 4.25%, 1/15/20	4,680	4,469
OXEA, VR, 9.50%, 7/15/20	5,525	4,982
Platform Specialty, VR, 5.50%, 6/7/20	18,825	18,302
Solenis International, VR, 4.25%, 7/31/21	6,850	6,700
Solenis International, VR, 7.75%, 7/31/22	36,525	33,146
		67,599
Consumer Products 0.2%		
Life Time Fitness, VR, 4.25%, 6/10/22	20,000	19,512
		19,512
Container 0.7%		
Berry Plastics Group, VR, 4.00%, 10/3/22	15,525	15,410
Exopack, VR, 4.50%, 5/8/19	5,673	5,588
Onex Wizard, VR, 4.25%, 3/11/22	44,764	44,356
		65,354
Energy 0.3%		
Hercules Offshore, VR, 10.50%, 5/6/20	31,613	26,028
		26,028
Entertainment & Leisure 1.2%		
Formula One Holdings, VR, 4.75%, 7/30/21	50,228	48,862
Formula One Holdings, VR, 7.75%, 7/29/22	30,075	28,150
IMG Worldwide, VR, 8.25%, 5/6/22	15,900	14,986
Lions Gate Entertainment, 5.00%, 3/17/22	20,475	20,424
		112,422
Financial 0.8%		
Alliant Insurance, VR, 4.50%, 8/12/22	14,400	14,076

Assured Partners, VR, 6.00%, 10/21/22	8,550	8,497
Hub International, VR, 4.00%, 10/2/20	14,525	14,059
iStar Financial, VR, 7.00%, 3/19/17	5,115	5,115
Sedgwick, VR, 6.75%, 2/28/22	15,375	14,119
USI Insurance, VR, 4.25%, 12/27/19	18,975	18,548
		74,414
Food/Tobacco 0.2%		
Hostess, VR, 4.50%, 8/3/22	13,006	12,935
Hostess, VR, 8.50%, 8/3/23	9,025	8,969
		21,904
Gaming 0.2%		
Peninsula Gaming, VR, 4.25%, 11/20/17	18,990	18,889
		18,889
Health Care 0.5%		
Concordia Healthcare, VR, 5.25%, 10/21/21	18,200	17,326
Surgery Center, VR, 5.25%, 11/3/20	15,091	14,958
U.S Renal Care, VR, 5.25%, 11/16/22	13,800	13,697
		45,981
Information Technology 0.4%		
Ancestry.com, VR, 5.00%, 8/29/22	14,450	14,319
BMC Software, VR, 5.00%, 9/10/20	9,549	8,256
Match Group, VR, 5.50%, 11/16/22	15,675	15,557
		38,132
Manufacturing 0.6%		
Filtration Group, VR, 4.25%, 11/23/20	19,125	18,663
Gardner Denver, VR, 4.25%, 7/30/20	26,153	23,934

Utilities 0.2%		
Terra-Gen Finance, VR, 5.25%, 12/9/21	14,074	13,441
		13,441
Wireless Communications 1.0%		
Asurion, VR, 5.00%, 5/24/19	14,128	13,298
Asurion, VR, 5.00%, 8/4/22	35,187	32,495
Asurion, VR, 8.50%, 3/3/21	50,300	44,239
		90,032
Total Bank Loans (Cost $1,023,360)		985,591
COMMON STOCKS 0.9%		
Broadcasting 0.0%		
Time Warner	1	53
		53
Building & Real Estate 0.1%		
Howard Hughes (3)	32	3,986
		3,986
Cable Operators 0.1%		
Altice, Class A (EUR)(3)	215	3,301
Altice, Class B (EUR)(3)	72	1,114
Liberty Global, Series C (3)	116	4,766
Liberty Global Lilac, Class C (3)	6	228
		9,409
Energy 0.0%		
Hercules Offshore (3)	533	1,983
		1,983

PREFERRED STOCKS 0.3%		
Financial 0.3%		
Ally Financial (1)	26	26,072
Total Preferred Stocks (Cost $21,093)		26,072
CONVERTIBLE PREFERRED STOCKS 0.8%		
Energy 0.2%		
WPX Energy	400	17,242
		17,242
Forest Products 0.0%		
Smurfit-Stone Container, Series A, EC (3)(5)	47	—
		—
Health Care 0.2%		
Actavis, Series A	19	20,466
		20,466
Wireless Communications 0.4%		
American Tower	65	6,595
American Tower, Series A	63	6,567
Crown Castle, Series A	200	21,229
T-Mobile US, Series A	71	4,435
		38,826
Total Convertible Preferred Stocks (Cost $72,023)		76,534
BOND MUTUAL FUNDS 0.4%		
T. Rowe Price Institutional Credit Opportunities Fund 7.26% (8)(9)	259	2,033

T. Rowe Price Institutional Floating Rate Fund 4.24% (8)(9)	3,083	30,306
Total Bond Mutual Funds (Cost $33,303)		32,339

SHORT-TERM INVESTMENTS 2.3%

Money Market Funds 2.0%		
T. Rowe Price Reserve Investment Fund, 0.12%, (8)(10)	183,952	183,952
Total Money Market Funds		183,952
U.S. Treasury Obligations 0.3%		
U.S. Treasury Bills, 0.16%, 7/21/16 (11)	30,000	29,969
Total U.S. Treasury Obligations		29,969
Total Short-Term Investments (Cost $213,921)		213,921
Total Investments in Securities		
98.1% of Net Assets (Cost $9,452,825)		**$ 8,942,582**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,567,239 and represents 43.4% of net assets.

(2) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(3) Non-income producing

(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $- and represents 0.0% of net assets.

(5) Level 3 in fair value hierarchy. See Note 2.

(6) In default with respect to payment of interest.

(7) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(8) Affiliated Company

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has three classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984; the High Yield Fund–Advisor Class (Advisor Class), offered since March 31, 2000; and the High Yield Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2015, totaled $366,000 for the six months ended November 30, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.

The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2015, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2015, securities valued at $4,919,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2015, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $19,837,000 cash and securities valued at $3,524,000. As of November 30, 2015, securities valued at $9,632,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 6% and 8% of net assets.

Options The fund is subject to interest rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or credit ratings; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2015, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2015, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2015, the notional amount of protection sold by the fund totaled $31,175,000 (0.3% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2015, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2015, approximately 94% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid. At November 30, 2015, the fund’s total unfunded commitments not included in the Portfolio of Investments were $86,630,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,041,878,000 and $3,260,899,000, respectively, for the six months ended November 30, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2015, the fund had $118,855,000 of available capital loss carryforwards.

At November 30, 2015, the cost of investments for federal income tax purposes was $9,460,872,000. Net unrealized loss aggregated $497,798,000 at period-end, of which $134,649,000 related to appreciated investments and $632,447,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 20, 2017, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2015 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2015, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $786,000 for T. Rowe Price Services, Inc.; and $181,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2015, the fund was charged $14,000 for shareholder servicing costs related to the college savings plans, of which $12,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2015, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2015, the fund was allocated $714,000 of Spectrum Funds’ expenses and $2,981,000 of Retirement Funds’ expenses. Of these amounts, $1,651,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2015, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 37% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2015, are as follows:

As of November 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 38,110 shares of the I Class, aggregating less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2016